EXHIBIT 99.1

                                                                    NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE
BRIGHAM
EXPLORATION COMPANY


BRIGHAM  EXPLORATION  Q3  2001  RESULTS  CONFERENCE  CALL  ANNOUNCEMENT

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     Austin,  TX  --  (Business  Wire) - November 1, 2001 -- Brigham Exploration
Company (NASDAQ:BEXP) management will host a conference call to discuss Brigham's operational and financial results for the third quarter ended
September 30, 2001 with investors, analysts and other interested parties on Wednesday, November 7, at 9:00 am Central time. Brigham plans to issue a press release regarding its third quarter 2001 financial results after the close of market trading on Tuesday, November 6th.

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Details regarding the upcoming conference call include:

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Date & Time:                            Wednesday, November 7th, at 9:00 am CST
Host:                                   Bud Brigham - Chairman, CEO and President
Dial-In Number:                         800-355-7995
Reservation Number:                     19885151
Telephone Replay Number:                800-633-8284 within U.S. / 858-812-6440 outside U.S.
Telephone Replay Available Through:     Tuesday, November 13th, at 11:00 am CST
Webcast Address:                        www.streetevents.com, or www.bexp3d.com
Webcast Replay Available Through:       Friday, November 23rd, at 5:00 pm CST
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ABOUT  BRIGHAM  EXPLORATION

     Brigham Exploration Company is an independent exploration and production company that applies 3-D seismic imaging and other advanced technologies to systematically explore and develop onshore domestic natural gas and oil provinces. For more information about Brigham Exploration, please visit our website at www.bexp3d.com or contact Investor Relations at 512-427-3444.


Contact:     John Turner, Manager of Finance & Investor Relations
             (512) 427-3300 / investor@bexp3d.com
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